March 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Advisor Class
FISCX	FROTX	FCSZX

Franklin Investors Securities Trust	SUMMARY PROSPECTUS
Franklin Convertible Securities Fund

Investment Goal

To maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 109 in this Prospectus and under “Buying and Selling Shares” on page 53 of the Fund’s statement of additional information. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the tables below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale of proceeds)	None	1.00%	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Advisor Class
Management fees[1]	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.22%	0.22%	0.22%
Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%
Total annual Fund operating expenses	0.98%	1.73%	0.73%
Fee waiver[1]	-0.01%	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver1, [2]	0.97%	1.72%	0.72%

1. The investment manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money fund as required by the Fund's board of trustees and an exemptive order of the Securities and Exchange Commission.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 668	$ 866	$ 1,080	$ 1,696
Class C	$ 275	$ 542	$ 933	$ 2,030
Advisor Class	$ 74	$ 230	$ 401	$ 894
If you do not sell your shares:
Class C	$ 175	$ 542	$ 933	$ 2,030

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in convertible securities (and common stock received upon conversion of convertible securities). A convertible security is generally a debt security or preferred stock that may be converted within a specified period of time into common stock of the same or a different issuer. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

A convertible security shares features of both equity and debt securities. Like an equity security, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Like a debt security, a convertible security provides a fixed income stream and also tends to increase in value when interest rates fall and decrease in value when interest rates rise.

When choosing convertible securities for this Fund, the manager attempts to maintain a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. The manager also considers the company’s long-term earnings, asset value and cash flow potential. Some of the convertible securities in which the Fund may invest have been structured to provide enhanced yield, increased equity exposure, or enhanced downside protection. These securities typically provide a benefit to the issuer in exchange for the enhanced features, such as a conversion premium that is paid by the Fund. The Fund may invest in convertible securities of companies of any capitalization size, but generally seeks to make its portfolio representative of the entire convertible securities market.

Convertible securities generally fall within the lower-rated categories as determined by securities rating organizations. Therefore, the Fund may invest up to 100% of its assets in securities that are rated below investment grade; however, the Fund will not invest more than 10% of its assets in securities rated below B or in unrated securities of comparable quality. The Fund may invest up to 20% of its net assets in other securities, such as common or preferred stocks and non-convertible debt securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Convertible Securities   Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Stocks   Generally, stocks historically have outperformed other types of investments over the long term, but individual stock prices tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Credit   An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Lower-Rated Securities   Companies issuing lower-rated or "high yield" debt securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high yield debt securities generally fluctuate more than those of higher credit quality.

Interest Rate   When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

Market   The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity or the results of supply and demand.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	17.53%
Worst Quarter:	Q4'08	-19.73%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Franklin Convertible Securities Fund - Class A
Return Before Taxes	41.15%	1.91%	5.43%
Return After Taxes on Distributions	38.89%	-0.07%	3.25%
Return After Taxes on Distributions and Sale of Fund Shares	26.74%	0.71%	3.45%
Franklin Convertible Securities Fund - Class C	47.67%	2.37%	5.27%
Franklin Convertible Securities Fund - Advisor Class	50.18%	3.23%	6.11%
Merrill Lynch All Total Return Alternatives U.S. Convertibles Index (index reflects no deduction for fees, expenses or taxes)	56.76%	1.98%	1.47%
Merrill Lynch All U.S. Convertibles Index (Index reflects no deduction for fees expenses, or taxes)[1]	49.13%	2.69%	2.27%

1. The index shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

Historical performance for Advisor Class shares prior to its inception is based on the performance of Class A shares. Advisor Class performance has been adjusted to reflect differences in sales charges between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

ALAN E. MUSCHOTT, CFA   Vice President of Advisers and portfolio manager of the Fund since 2002.

MATT QUINLAN   Portfolio Manager of Advisers and portfolio manager of the Fund since 2007.

BLAIR SCHMICKER, CFA   Research Analyst of Advisers and portfolio manager of the Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our Web site at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to "Your Account" beginning on page 109 of this Prospectus.

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906
franklintempleton.com

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Limited Maturity U.S. Government Securities Fund
Franklin Real Return Fund

Investment Company Act file #811-04986
00070377	137 PSUM 03/10